UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 20, 2021

Date of Report (Date of earliest event reported)

DBV Technologies S.A.

(Exact name of registrant as specified in its charter)

France	001-36697	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177-181 avenue Pierre Brossolette 92120 Montrouge France	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +33 1 55 42 78 78

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value €0.10 per share	n/a	The Nasdaq Stock Market LLC*
American Depositary Shares, each representing one- half of one ordinary share, nominal value €0.10 per share	DBVT	The Nasdaq Stock Market LLC

*	Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On April 20, 2021, in accordance with the requirements of recently amended Nasdaq Listing Rule 5620(c)(ii) (the “Nasdaq Rule”), DBV Technologies S.A. (the “Company”) submitted a letter from its independent French counsel to The Nasdaq Stock Market LLC (“Nasdaq”) stating that the laws of the Company’s home country, France, mandate a lower quorum for shareholders’ meetings than the minimum quorum otherwise required by Nasdaq Listing Rule 5620(c)(i) (the “Quorum Requirement”) and that the Company cannot obtain an exemption or waiver from the applicable requirements of French law that would permit it to comply with the Quorum Requirement. The Company has also, in compliance with the Nasdaq Rule, posted a statement regarding its reliance on the exception from the Quorum Requirement provided by the Nasdaq Rule on its website and will update this statement annually while it continues to rely on this exception from the Quorum Requirement. The Company expects that the submission of this letter from counsel will resolve with Nasdaq all open matters related to the previously disclosed deficiency notice letter the Company received from Nasdaq in January 2021 regarding its non-compliance with the Quorum Requirement.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Statements that refer to future events or circumstances are forward-looking statements, and include, but are not limited to, the Company’s expectations regarding future updates to its website disclosures and the resolution of the deficiency notice letter with Nasdaq. Forward-looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those indicated. These risks and uncertainties include, but are not limited to, risks relating to the Company’s inability to control the actions of third parties such as Nasdaq and risk and uncertainties related to the Company’s continued compliance with applicable listing requirements, as well as other risks and uncertainties set forth in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission (“SEC”) on March 17, 2021, and those described from time to time in the Company’s future reports filed with the SEC. Caution should be taken not to place undue reliance on any such forward-looking statements. Forward-looking statements speak only as of the date when made, and the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2021	DBV TECHNOLOGIES S.A.

	By:	/s/ Sébastien Robitaille
	Name:	Sébastien Robitaille
	Title:	Chief Financial Officer